SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Event Requiring Report: November 12, 2002

                                TELCO BLUE, INC.
                    (Formerly known as Wave Power.net, Inc.)
          -------------------------------------------------------------
        (Exact Name of Small Business Issuer as specified in its charter)


                  Delaware                          43-1798970
         -----------------------            ---------------------------
         (State of Incorporation)           (IRS Employer File Number)

            1004 Depot Hill Rd. Suite 1E, Broomfield, Colorado 80020
            --------------------------------------------------------
                             Thomas F. Pierson, Esq.
                       -----------------------------------
                           (Name of agent for service)

                                 (303) 404-9904
            ---------------------------------------------------------
          (Telephone number, including area code, of agent for service)


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

ITEM 5  OTHER EVENTS

         Not applicable.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS

         Not applicable.

Item 7.  FINANCIAL STATEMENTS

         Not applicable.

ITEM 8. CHANGE IN FISCAL YEAR

         Pursuant to the acquisition of Better Call Home Inc. and Plan of Reorganization, the Company today determined to change its fiscal year from that used in its most recent filing with the Commission on Form 10KSB, filed April 10, 2002, to September 30. The Company's September 30 2002 fiscal year will be reported on Form 10KSB by December 31, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized this 13th day of November, 2002.


By /s/ Ronald McIntyre
   -------------------------
       Ronald McIntyre, CEO,
       Director


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